Exhibit 10.6
Amendment No. 1 to Secured Promissory Note
PN274
    Maker:     Stabilis Solutions, Inc., a Florida corporation (F/K/A Stabilis Energy, Inc.)
Maker’s Mailing Address:
         11750 Katy Freeway
         Suite 900
         Houston, TX 77079
Payee: M/G Finance Co., Ltd.
Loan Origination Date: August 16, 2019
Date of Amendment: September 20, 2021
Original Principal Amount: $5,000,000
The above reference Promissory Note (“Note”), the outstanding balance of which at the time of this amendment is $3,464,107.11, is hereby amended as follows:
Terms of Payment (principal and interest):
From the date hereof Maker shall make twelve (12) payments of principal and interest as follows:

Date	Beginning Balance	Payment	Accrued Interest (SEP-DEC 2021)	Interest	Principal	Ending Balance
9/10/2021 3,464,107.11		DEFERRED				3,464,107.11
10/10/2021 3,464,107.11		DEFERRED				3,464,107.11
11/10/2021 3,464,107.11		DEFERRED				3,464,107.11
12/10/2021 3,464,107.11		DEFERRED				3,464,107.11
1/10/2022	3,464,107.11	235,367.36	102,048.64	25,512.16	107,806.57	3,356,300.55
2/10/2022	3,356,300.55	235,367.36		24,718.19	210,649.17	3,145,651.38
3/10/2022	3,145,651.38	235,367.36		23,166.82	212,200.54	2,933,450.85
4/10/2022	2,933,450.85	235,367.36		21,604.03	213,763.33	2,719,687.51
5/10/2022	2,719,687.51	235,367.36		20,029.72	215,337.64	2,504,349.87
6/10/2022	2,504,349.87	235,367.36		18,443.82	216,923.54	2,287,426.34
7/10/2022	2,287,426.34	235,367.36		16,846.24	218,521.12	2,068,905.22
8/10/2022	2,068,905.22	235,367.36		15,236.90	220,130.46	1,848,774.75
9/10/2022	1,848,774.75	470,734.72		13,615.70	457,119.02	1,391,655.73
10/10/2022	1,391,655.73	470,734.72		10,249.15	460,485.57	931,170.16
11/10/2022	931,170.16	470,734.72		6,857.80	463,876.92	467,293.24
12/10/2022	467,293.24	470,734.72		3,441.48	467,293.24	0.00
All other terms and conditions of the Note remain unchanged.

EXECUTED and made EFFECTIVE as of September 20, 2021.

MAKER: STABILIS SOLUTIONS, INC.
    By:
         Andrew L. Puhala
Its: Senior Vice President, Chief Financial Officer and Secretary
PAYEE: M/G FINANCE CO., LTD.
    By:
         Ben Broussard
Its: Chief Financial Officer